UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2024

Cencora, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 West First Avenue Conshohocken, PA		19428-1800
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

__________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

Executives of Cencora, Inc. (the “Company”) will be presenting at the Morgan Stanley Healthcare Conference today at 4:05 p.m. ET, as well as at the Wells Fargo Healthcare Conference on September 6, 2024 and the Baird Healthcare Conference on September 11, 2024. During these events the Company’s executives will provide updates regarding certain performance expectations and recent business developments, including:

•	Adjusted diluted EPS for fiscal year 2024 is now expected to be in the range of $13.60 to $13.70, up from the previous range of $13.55 to $13.65. This updated guidance reflects the Company’s continued strong results.

•	Full fiscal year 2025 adjusted operating income and adjusted diluted EPS growth are expected to be at the bottom end of the Company’s long-term growth target ranges of 5% to 8% and 8% to 12%, respectively, primarily due to:

o	The expected year-over-year headwind from COVID products, including:

▪	commercial COVID vaccines; and

▪	the previously disclosed headwind from exclusive COVID therapy contribution in the fiscal year 2024 first quarter; and

o	Additionally, and to a lesser extent, the Company is factoring in the potential June 2025 loss of an oncology customer following its recently announced pending acquisition.

•	The Company recently extended its pharmaceutical supply agreement with Evernorth Health Services (formerly Express Scripts) for an additional three years through September 2029.

Live webcasts and subsequent replays of the presentations can be accessed from the Company’s Investor Relations website at investor.cencora.com.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,”, “estimate,” "expect," “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those indicated is included in (i) the “Risk Factors” and “Management’s Discussion and Analysis” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended September, 30, 2023 and elsewhere in that report and (ii) other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

The information in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENCORA, INC.

September 5, 2024	By:	/s/ James F. Cleary
	Name:	James F. Cleary
	Title:	Executive Vice President and Chief Financial Officer